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                            [BIOGEN, INC. LETTERHEAD]

                                                                   EXHIBIT 10.52


                                                       PERSONAL AND CONFIDENTIAL


                                           January 7, 1999


Mr. James C. Mullen
Biogen, Inc.
14 Cambridge Center
Cambridge, MA 02142

Dear Jim:

This confirms your discussion with Jim Vincent related to your new role in the organization. Effective January 1, 1999, your new title is President and Chief Operating Officer with a base salary of $400,000 and a target bonus of 60%. Additionally, you have been granted 175,000 stock options as of January 4, 1999 with a grant value of $14,525,000 (175,000 shares at $83.00).

                                           Sincerely,

                                           /s/ Frank A. Burke, Jr.

                                           Frank A. Burke, Jr.
                                           Vice President, Human Resources
cc:    Personnel File